UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2015

IDI, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-158336	77-0688094
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida		33431
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-757-4000

Tiger Media, Inc.
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 30, 2015, Tiger Media, Inc. (the “Company”) changed its name to IDI, Inc.  The name change, which is effective April 30, 2015 under Delaware Law,  was accomplished by the merger of IDI, Inc., a wholly-owned subsidiary of Tiger Media, Inc., into Tiger Media, Inc., with Tiger Media, Inc., the surviving company in the merger, changing its name to IDI, Inc.  The Company’s stock will continue to trade on the NYSE MKT under the ticker symbol “IDI.”

  On April 30, 2015, the Certificate of Ownership and Merger, merging IDI, Inc. with and into Tiger Media, Inc., was filed with the Secretary of State of the State of Delaware.  The Certificate of Ownership and Merger is attached hereto as Exhibit 3.1 and incorporated herein by reference.

 Effective April 30, 2015, the Board amended and restated the By-laws of the Company to replace all references to Tiger Media, Inc. with IDI, Inc.  A copy of the Amended and Restated By-laws are attached hereto as Exhibit 3.2 and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

  (d) Exhibits

Exhibit No. Exhibit Description

3.1	Certificate of Ownership and Merger Merging IDI, Inc., a Delaware corporation, with and into Tiger Media, Inc., a Delaware Corporation.

3.2 Amended and Restated By-laws.

99.1 Press Release dated May 1, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDI, Inc.

May 1, 2015	By:	/s/ Derek Dubner

Name: Derek Dubner
Title: Co-CEO

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Ownership and Merger Merging IDI, Inc., a Delaware corporation, with and into Tiger Media, Inc., a Delaware Corporation
3.2	Amended and Restated By-laws.
99.1	Press Release dated May 1, 2015